[LOGO OF UBS] UBS Global Asset
                  Management

UBS MONEY MARKET FUND
Supplement to the Prospectus
dated June 28, 2005

June 22, 2006

Dear Investor:

UBS Global Asset Management (Americas) Inc. has agreed to waive a portion of its fees and/or to reimburse fund expenses from June 19, 2006 through June 30, 2007. As a result, the last three sentences in the footnote to "Total Annual Fund Operating Expenses" on page 6 of the prospectus are replaced with the following:

         UBS Global AM has agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses through June 30, 2007 (excluding extraordinary items) will be as follows: Class A, 0.95%; Class B, 1.45%; and Class C, 1.45%. Waivers/reimbursements may impact the fund's performance.

                                                                    Code: ZS-288